SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         First Federal Bankshares, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      -----------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      -----------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------------s

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

September 22, 2005

Dear Fellow Stockholder:

      On  behalf of the  Board of  Directors  and  management  of First  Federal
Bankshares, Inc. (the "Company"), I cordially invite you to attend the 2005 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Nebraska time on October 27, 2005 at the Marina Inn Conference Center, 4th and B Streets, South Sioux City, Nebraska.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company's fiscal 2005 financial and operating performance.

      An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals (i) to elect three directors of the Company and (ii) to ratify the appointment of the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006. The Board has carefully considered these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

      I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

      Thank you for your attention to this important matter.

                                   Sincerely,

                                   /s/ Barry Backhaus

                                   Barry Backhaus
                                   President and Chief Executive Officer

                         FIRST FEDERAL BANKSHARES, INC.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 27, 2005

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal Bankshares, Inc. will be held at the Marina Inn Conference Center, 4th and B Streets, South Sioux City, Nebraska at 9:00 a.m., Nebraska time, on October 27, 2005.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of the Company;

      2. The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 2, 2005 (the "Record Date") are the stockholders entitled to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 329 Pierce Street, Sioux City, Iowa for a period of ten days prior to the Meeting and will also be available for inspection at the Meeting.

      You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Suzette F. Hoevet

                                              Suzette F. Hoevet
                                              Secretary

Sioux City, Iowa
September 22, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         First Federal Bankshares, Inc.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 27, 2005

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Federal Bankshares, Inc. (the "Company"), the parent company of First Federal Bank (the "Bank" or "First Federal"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Marina Inn Conference Center, 4th and B Streets, South Sioux City, Nebraska on October 27, 2005, at 9:00 a.m., Nebraska time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 22, 2005.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect three directors of the Company and to ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006.

Vote Required and Proxy Information

      All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      The holders of a majority of all of the shares of the Company's Common Stock entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for all purposes. Abstentions and broker non-votes are counted for purposes of determining a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

      Proxies solicited hereby will be returned to the Company and will be tabulated by the Inspector of Election designated by the Board of Directors.

      A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzette F. Hoevet, Secretary, First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51101.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Voting Securities and Certain Holders Thereof

      Stockholders of record as of the close of business on September 2, 2005 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 3,548,703 shares of Common Stock issued and outstanding. The following table sets forth information as of September 2, 2005 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the issued and outstanding Common Stock and of all directors and executive officers of the Company as a group. This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                                                                 Shares
                            Beneficial Owner                               Beneficially Owned      Percent of Class
-----------------------------------------------------------------------    ------------------      ----------------
First Federal Employee Stock Ownership Plan (1)
329 Pierce Street
Sioux City, Iowa 51101                                                          248,524                   7.00%

Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830                                                   329,100 (2)               9.27%

Directors and executive officers of the Company as a group (10 persons)         316,267 (3)               8.91%


----------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 150,577 shares of which have been allocated to accounts of participants. First Bankers Trust Services of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP that have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) As of December 31, 2004. Based upon a Schedule 13D/A filed with the SEC on January 5, 2005 by Tontine Financial Partners, L.P.
(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the holder may be deemed to have sole or shared voting and/or investment power. The amount above excludes options that have not vested and do not vest within 60 days of September 2, 2005.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Board of Directors is presently composed of nine members, each of whom is also a director of the Bank. The directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year. Three directors will be elected at the Meeting to serve for three-year terms and until their respective successors shall have been elected and shall qualify.

      The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office, and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                    Shares of Common
                           Age at                                         Current  Stock Beneficially
                          June 30,                              Director  Term to        Owned at          Percent
        Name (1)            2005          Position(s) Held      Since (2) Expire   September 2, 2005 (3)  of Class
---------------------     -------   --------------------------  --------  -------  --------------------   --------
                                        NOMINEES FOR TERMS TO EXPIRE IN 2008
                                        ------------------------------------
Arlene T. Curry, J.D.        47               Director            2002     2005          5,769 (4)             *
Gary L. Evans                66               Director            1989     2005         26,530 (5)             *
Allen J. Johnson             66               Director            1993     2005         12,769 (6)             *

                                           DIRECTORS CONTINUING IN OFFICE
                                           ------------------------------

Barry E. Backhaus            60      President, Chief Executive   1987     2007        119,842 (7)           3.38%
                                    Officer and Chairman of the
                                               Board
David S. Clay                47               Director            1998     2007         16,525 (8)             *
Ronald A. Jorgensen          48               Director            2005     2007              --               --
Jon G. Cleghorn              63               Director            1997     2006         47,800 (6)           1.35%
Steven L. Opsal              51       Executive Vice President    1998     2006         69,703 (9)           1.96%
                                            and Director
David Van Engelenhoven       62               Director            1993     2006         12,367 (10)            *


---------------------------
*     Less than 1%.
(1) The mailing address for each person listed is 329 Pierce Street, Sioux City, Iowa 51101.
(2) In certain cases, reflects initial appointment to the Board of Directors of the Bank or its mutual predecessor, First Federal Savings and Loan Association of Sioux City, as the case may be.
(3) Includes all shares of Common Stock held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the directors effectively exercise sole or shared voting and/or investment power. Includes shares granted under the 1999 Recognition and Retention Plan, as amended (a restricted stock plan, described below), which are subject to future vesting but as to which voting may currently be directed.
(4) Includes 3,450 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.
(5) Includes 2,450 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.
(6) Includes 450 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.
(7) Includes 28,700 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.
(8) Includes 823 and 5,450 shares subject to options under the 1992 Directors' Plan and the 1999 Stock Option Plan, respectively, that have vested or that vest within 60 days of the Record Date.
(9) Includes 6,588 and 27,300 shares subject to options under the 1992 and 1999 Stock Option Plans, respectively, that have vested or that vest within 60 days of the Record Date.
(10) Includes 1,450 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.

      The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Board of Directors

      Barry E. Backhaus has been President and Chief Executive Officer of the Bank since 1990 and Chairman of the Board since 1997; he has been affiliated with the Bank since 1969. Mr. Backhaus has been President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998.

      David S. Clay is Vice President and Treasurer of Grinnell College, Grinnell, Iowa.

      Jon G. Cleghorn is retired. From the time of its formation in 1998 until his retirement in July 2004, Mr. Cleghorn was Executive Vice President and Chief Operating Officer of the Company. Mr. Cleghorn has been affiliated with the Bank in various capacities since 1974. He was Executive Vice President of the Bank from 1990 until his retirement.

      Arlene T. Curry, JD, is a community volunteer. From 2000 to 2005, Ms. Curry served as Executive Director of The Kind World Foundation, Dakota Dunes, South Dakota, and Senior Counsel for Waitt Media, Inc., a TV and radio broadcasting network.

      Gary L. Evans is the retired President and Chief Executive Officer of Sioux Honey Association.

      Allen J. Johnson is the retired President and Chief Executive Officer of Great West Casualty Company, a property and casualty company located in South Sioux City, Nebraska.

      Ronald A. Jorgensen is the Vice President for Business and Finance of Morningside College, Sioux City, Iowa.

      Steven L. Opsal is Executive Vice President of the Bank. Mr. Opsal was previously the President and Chief Executive Officer of Grinnell Federal Savings Bank and GFS Bancorp, Inc. prior to their merger into the Bank. Mr. Opsal has been Executive Vice President of the Company since its formation in 1998.

      David Van Engelenhoven is the President of Van Engelenhoven Agency, Inc., an insurance agency located in Orange City, Iowa.

Board Independence

      The Board of Directors has determined that, except as to Messrs. Backhaus, Cleghorn and Opsal, each member of the Board is an "independent director" within the meaning of the NASDAQ corporate governance listing standards. Mr. Backhaus and Mr. Opsal are not considered independent because they are executive officers of First Federal Bankshares, Inc. Mr. Cleghorn is not considered independent because, prior to his retirement in July 2004, he was an executive officer of First Federal Bankshares, Inc.

Meetings and Committees of the Board of Directors

      General. The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 2005, the Board of Directors held eight regular meetings and no special meetings. During the fiscal year ended June 30, 2005, no directors attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

      The standing committees include the Compensation and Benefits, Nominating and Audit Committees.

      Nominating Committee. The Nominating Committee consists of Directors David
S. Clay, Gary L. Evans, Arlene T. Curry, Allen J. Johnson, Ronald A. Jorgensen and David Van Engelenhoven. Each member of the Nominating Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the

Company's website at www.firstfederalbank.com. The Committee met one time during the fiscal year ended June 30, 2005.

      The functions of the Nominating Committee include the following:

      o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board regarding committee membership;

      o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

      o     to  develop  and   recommend   to  the  Board  for  its  approval  a
            self-evaluation process for the Board and its committees.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

      o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

      o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

      Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

      Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 329 Pierce Street, Sioux City, Iowa 51101. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

      o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

      o a statement detailing any relationship between the candidate and the Company;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals."

      Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 329 Pierce Street, Sioux City, Iowa 51101, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At  each  Board  meeting,   management  will  present  a  summary  of  all
communications received since the last meeting that were not forwarded and make those communications available to the directors.

      Compensation and Benefits Committee. The Compensation and Benefits Committee consists of Directors David S. Clay, Gary L. Evans, Arlene T. Curry and David Van Engelenhoven. Each member of the Compensation and Benefits Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Committee meets to review, evaluate and recommend goals relevant to the Company's management, review such officers' performance in light of these goals and determine (or recommend to the full Board of Directors for determination) such officers' cash and equity compensation based on this evaluation. The Committee determines compensation and benefit programs and adjustments. The Committee met four times in fiscal 2005. The Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.firstfederalbank.com. The report of the Compensation and Benefits Committee is included elsewhere in this proxy statement.

      Audit Committee. The Audit Committee consists of Directors David S. Clay, Allen J. Johnson and David Van Engelenhoven. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that David S. Clay qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

      o     retaining, overseeing and evaluating a firm of independent certified
            public   accountants  to  audit  the  Company's   annual   financial
            statements;

      o in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

      o     approving the scope of the audit in advance;

      o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

      o considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

      o reviewing earnings and financial releases and quarterly reports filed with the SEC;

      o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls as required by Section 404 of the Sarbanes-Oxley Act of 2002;

      o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

      o     reviewing the adequacy of the audit committee charter.

      The Audit Committee met five times during the fiscal year ended June 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix A and which is available at the Company's website at www.firstfederalbank.com.

Audit Committee Report

      As part of its responsibilities, the Audit Committee hereby reports the following:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

      4. Based on review and discussions referred to in paragraph 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the Securities and Exchange Commission. In addition, the Audit Committee appointed McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006, subject to the ratification of this appointment by the stockholders.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such Acts.

      The undersigned members of the Audit Committee have submitted this report.

      David S. Clay, Chairman
      Allen J. Johnson
      David Van Engelenhoven

Ownership Reports by Officers and Directors

      The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's proxy statement of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer or director of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2005, except for a late-filed Form 3 related to the appointment of Katherine A. Bousquet as the Company's interim Chief Financial Officer.

Executive Compensation

      The following table sets forth for the fiscal years ended June 30, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer of the Bank and the Company, and each of the other executive officer of the Company who received salary and bonuses that in the aggregate exceeded $100,000 for fiscal year 2005 (the "named executive officers").

==========================================================================================================

                                 Annual Compensation (1)            Long-Term Compensation
----------------------------------------------------------------------------------------------------------
                                                                    Awards          Payouts
                                                              --------------------  -------
                                                   Other
                     Year                          Annual     Restricted  Options/                All
      Name and      Ended              Bonus    Compensation     Stock      SARS     LTIP        Other
principal position June 30, Salary      (3)         (2)       Awards (4)    (#)     Payouts   Compensation
----------------------------------------------------------------------------------------------------------
Barry E. Backhaus     2005  $238,374   $10,704       $--       $59,846     3,700     $--          $--
President and Chief   2004   229,575    26,033        --            --        --      --           --
Executive Officer     2003   220,712    48,257        --            --        --      --           --
----------------------------------------------------------------------------------------------------------
Steven L. Opsal       2005  $138,600   $ 5,186       $--       $37,419     2,300     $--          $--
Executive Vice        2004   132,817    17,779        --            --        --      --           --
President             2003   127,708    27,922        --            --        --      --           --
==========================================================================================================

----------
(1) The Company does not maintain a deferred compensation plan for employees. Amounts do not include benefits pursuant to the Bank's Pension Plan. See "Benefits."
(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to each of the named executive officers did not exceed the lesser of $50,000 or 10% of his cash compensation.
(3) Amounts represent bonuses earned by the executive and accrued as compensation expense by the Company in the fiscal year shown. Amounts are actually paid in the following fiscal year.
(4) Represents the fair value of the restricted stock awards at the date of grant. Awards vest September 23, 2005. Dividends paid with respect to all shares awarded are paid to the recipient of the award.

Directors' Compensation

      Each non-employee member of the Board of Directors of First Federal received fees of $750 for each meeting attended in fiscal 2005. Each non-employee member of the Loan Committee, Compensation and Benefits Committee and Audit Committee was paid $250, $400 and $500, respectively, for each committee meeting attended in fiscal 2005. During the fiscal year ended June 30, 2005, First Federal paid a total of $73,150 in directors' and committee fees, which amounts included fees deferred at the election of directors pursuant to the Deferred Compensation Plan for Directors. See "Benefits--Deferred Compensation Plan for Directors."

      In addition to the foregoing fees, First Federal pays annual retainer fees of $7,500 for each non-employee director; $4,000 for the Audit Committee Chairperson, and $2,000 for the Compensation and Benefits Committee Chairperson. Such retainer fees are paid on a quarterly basis.

      No separate compensation was paid to directors for service on the Board of Directors or Board Committees of the Company.

Benefits

      Pension Plan. First Federal enrolls all regular full-time employees who have attained the age of 21 and completed one year of service of 1,000 hours or more in a defined benefit non-contributory pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's retirement. These payments are calculated in accordance with a formula based on the employee's "average annual compensation," which is defined as the highest average of eligible compensation for five consecutive calendar years of employment.

         The formula for determining normal retirement allowance is: 1.0%* X years of benefit service X high 5 average salary = regular annual allowance.

         Under the plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. The plan was in a fully funded status for a significant number of years, but contributions were required beginning in fiscal year 2003. To reduce the costs associated with this plan, the Bank suspended annual contributions to the plan as of August 1, 2005. Employee benefits under the plan vest as designated in the schedule below:

                 Completed Years                        Vested
                  of Employment                       Percentages
                  -------------                       -----------

                   Fewer than 5 ......................     0%
                   5 or more .........................   100%

      The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on the formula shown above):

                                      Years of Benefit Service
                     ----------------------------------------------------------
Average Salary          10          15           20          25             30
-------------------------------------------------------------------------------

 $   20,000          $  2,000    $   3,000    $  4,000    $   5,000    $  6,000
 $   30,000          $  3,000    $   4,500    $  6,000    $   7,500    $  9,000
 $   50,000          $  5,000    $   7,500    $ 10,000    $  12,500    $ 15,000
 $   75,000          $  7,500    $  11,250    $ 15,000    $  18,750    $ 22,500
 $  100,000          $ 10,000    $  15,000    $ 20,000    $  25,000    $ 30,000
 $  150,000          $ 15,000    $  22,500    $ 30,000    $  37,500    $ 45,000

      As of June 30, 2005, Mr. Backhaus had 34 years of benefit service and Mr. Opsal had 29 years of benefit service under the pension plan.

      Employee Stock Ownership Plan and Trust. The Bank has established the Employee Stock Ownership Plan (the "ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). Employees with a 12 month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. Shares purchased by the ESOP are held in a suspense account for allocation among participants.

      Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Participants were credited for years of service with the Bank prior to the effective date of the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service.

      The Compensation and Benefits Committee administers the ESOP. The committee may instruct the trustee of the ESOP regarding investment of funds contributed to the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the trustee to the ESOP participants.

----------
*2% on all accrued benefits through September 1, 1996; 1.5% on all accrued benefits through February 1, 2004.

      Stock Option Plans. In 1992, the Board of Directors of the Bank adopted the First Federal Savings Bank of Siouxland 1992 Incentive Stock Option Plan (the "1992 Stock Option Plan") and the 1992 Stock Option Plan for Outside Directors (the "Directors' Plan"). In connection with the formation of the Company, options under such plans to purchase common stock of the Bank were converted into options to purchase the Company's Common Stock. All Officers and key employees of the Company, the Bank and its subsidiaries are eligible to participate in the 1992 Stock Option Plan. Only non-employee directors are eligible to participate in the Directors' Plan. In 1999, the Board of Directors of the Company adopted the 1999 Stock Option Plan, which was approved by Company stockholders in October 1999 and amended and restated in 2003 (the "1999 Stock Option Plan"). Officers, employees and non-employee directors of the Company, the Bank and its subsidiaries are all eligible to participate in the 1999 Stock Option Plan.

      Pursuant to the 1992 Stock Option Plan, the Directors' Plan and the 1999 Stock Option Plan, stock options for 164,353, 41,088 and 263,500 shares, respectively, were eligible for issuance to plan participants. Pursuant to these option plans, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code,
(ii) options that do not so qualify ("non-qualified options"), and (iii) reload options, dividend equivalent rights and "Limited Rights" (described below) that are exercisable only upon a change in control of the Company. Incentive stock options may only be granted to employees of the Company, the Bank or an affiliate of the Company or the Bank. Non-employee directors may be granted non-qualified stock options.

      The grant of awards under the 1992 Stock Option Plan was determined by a committee of the Board of Directors consisting of the four non-employee directors serving on the Compensation and Benefits Committee. The grant of awards under the 1999 Stock Option Plan is determined by a committee of the Board of Directors consisting of (i) at least two non-employee directors of the Company or (ii) the entire Board of the Company. With respect to the Directors' Plan, all options were granted at the time of the implementation of the plan. Each then director was granted non-qualified options to purchase 3,903 shares and the Chairman of the Board received options for an additional 3,903 shares of common stock.

      In granting options to plan participants, the Compensation and Benefits Committee considers, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. Options are exercisable at a rate prescribed by the Committee; provided, however, that all options are 100% exercisable in the event the optionee terminates his employment due to death, disability, retirement or in the event of a change in control (as defined in the Plan). The exercise price may be paid in cash or Common Stock, or in the case of the 1999 Stock Option Plan, by a cashless exercise through a broker-dealer. Under the 1992 Stock Option Plan, the Company may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the Common Stock on the date such replacement options are granted.

      The term of stock options generally does not exceed 10 years from the date of grant. No incentive stock option granted in connection with the plans is exercisable more than three months after the date on which the optionee ceases to perform services for the Bank or the Company for any reason other than death, disability, retirement or, in connection with a change in control. In the case of the 1992 Stock Option Plan, incentive stock options may be exercised for up to one year in the event of termination of employment due to death, disability, retirement or a change-in-control of the Company, and for up to five years in the case of the 1999 Stock Option Plan. In the case of both the 1992 Stock Option Plan and 1999 Stock Option Plan and by operation of law, if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. In the case of the 1999 Stock Option Plan, if an optionee ceases to perform services for the Bank or the Company due to disability, any incentive stock options exercised more than one year following the date the optionee ceases to perform services shall be treated as non-statutory stock options as described above. Incentive stock options exercised by the heirs or devisees of a deceased optionee are eligible for incentive option treatment if the optionee's death occurred while employed or within three months of termination of employment. Options granted under the Directors' Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

      Pursuant to the 1992 Stock Option Plan and the 1999 Stock Option Plan, the Compensation and Benefits Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash. Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. Upon the exercise of a Limited Right, the related option will cease to be exercisable. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

      The 1999 Stock Option Plan provides for dividend equivalent rights, which may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of shares of common stock underlying the unexercised portion of the related options. For these purposes, an extraordinary dividend is defined as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

      The 1999 Stock Option Plan also provides for reload options, which may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in to satisfy the option exercise price. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Shares as to which awards may be granted under the plans, and shares then subject to awards, will be adjusted by the Compensation and Benefits Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

      Shares issued upon the exercise of a stock option may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the respective plan. Generally, in the discretion of the Compensation and Benefits Committee, all or any non-qualified stock options granted under a stock option plan may be transferable by the participant but only to the persons or classes of persons determined by the Committee. No other award or any other right or interest therein is assignable or transferable except under limited exceptions set forth in the option plan.

      Set forth below is certain information regarding options granted to the named executive officers during fiscal 2005.

=====================================================================================================
                                  OPTIONS GRANTED IN LAST FISCAL YEAR
=====================================================================================================

                                     Percent of Total
                                     Options Granted
                                     to Employees in                                  Grant Date
      Name           Options Granted     FY 2005     Exercise Price  Expiration Date  Present Value (1)
-----------------------------------------------------------------------------------------------------
Barry E. Backhaus        3,700             34%           $23.46          9-23-2014       $24,568
-----------------------------------------------------------------------------------------------------
Steven L. Opsal          2,300             21%           $23.46          9-23-2014        17,928
=====================================================================================================

----------
(1) The grant-date value was calculated using the Black-Scholes European option model, an expected life of 7.5 years, expected volatility of 24.564%, yield rate of 1.776% and risk-free rate of return of 3.912%.

      The table below sets forth certain information with respect to options exercised by the named executive officers in fiscal 2005.

=====================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTION VALUES
=====================================================================================================
                                                  Number of Unexercised      Value of Unexercised
                                                       Options at           In-The-Money Options at
                                                     Fiscal Year-End            Fiscal Year-End
                    Shares Acquired    Value     ----------------------------------------------------
       Name          Upon Exercise    Realized   Exercisable/Unexercisable Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------
Barry E. Backhaus       10,000        $138,500         25,000/3,700               $281,500/$--
-----------------------------------------------------------------------------------------------------
Steven L. Opsal             --        $     --         31,588/2,300               $282,620/$--
=====================================================================================================

      Recognition and Retention Plan. In 1999 the Company established the 1999 Recognition and Retention Plan, which was approved by the Company stockholders in October 1999 and amended and restated in 2003 (the "1999 Recognition Plan"). The Bank provided sufficient funds for the 1999 Recognition Plan to acquire 79,050 authorized-but-unissued shares of Common Stock of the Company.

      Key employees and non-employee directors of the Company and the Bank are eligible to participate in the 1999 Recognition Plan. The plan is intended to provide plan participants with a proprietary interest in the Company in a manner designed to encourage such persons to remain with these entities and to provide further incentives to achieve corporate objectives.

      The Compensation and Benefits Committee administers the plan and makes awards under the plan. Awards are granted in the form of shares of Common Stock held by the plan. Awards are nontransferable and nonassignable and the shares awarded are earned (i.e., become vested) at a rate or rates determined by the Committee. The Committee members may provide for a less or more rapid earnings rate with respect to awards granted under the plan. Awards become fully vested upon termination of employment due to death, disability, retirement and a change in control. Where an officer terminates employment with the Company or the Bank for any other reason, the officer's nonvested awards will be forfeited.

      When shares become vested, the participants will recognize income equal to the fair market value of the Common Stock at that time. The amount of income recognized by a participant will be a deductible expense for federal income tax purposes for the Company. Under the 1999 Recognition Plan, unvested shares are held by the Company in escrow. Dividends on unvested shares are distributed to participants when paid. In addition, participants have the right to vote the shares awarded to them, whether or not vested.

      Restricted stock awarded under this plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

      Equity Compensation Plan Disclosure. Set forth below is information as of June 30, 2005 regarding compensation plans under which equity securities of the Company are authorized for issuance.

=======================================================================================================
                                Number of Securities to be
                                 Issued upon Exercise of                         Number of Securities
                                 Outstanding Options and     Weighted Average  Remaining Available for
             Plan                        Rights               Exercise Price    Issuance under Plans
-------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders                139,461                   $ 12.09              16,088 (1)
-------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders                     --                        --                  --
-------------------------------------------------------------------------------------------------------
     Total                               139,461                  $ 12.09              16,088 (1)
=======================================================================================================

----------
(1) Shares available for future issuance pursuant to the 1999 Recognition and Retention Plan, as amended and the 1999 Stock Option Plan, as amended.

      2005 Deferred Compensation Plan for Directors. The Board of Directors of the Bank adopted a 2005 Deferred Compensation Plan for Directors (the "2005 Deferred Plan"), which became effective as of January 1, 2005. The 2005 Deferred Plan is designed to comply with the requirements of Code Section 409A. Pursuant to the 2005 Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. Compensation paid to directors who are also Bank employees and special compensation for services to the Bank such as legal and investment advisory services are not eligible for deferral. The Bank credits to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest is paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Prior to January 1 of each deferral year, a director must file an election with the Bank designating the form in which he will receive his deferred compensation benefit. Such deferral election is irrevocable with respect to the calendar year for which it is filed, provided, however, that a director may delay distributions or modify a previous deferral election from a lump sum distribution to annual payments upon his separation from service if:
(i) the new deferral election is not effective for 12 months, (ii) the original distribution date is at least 12 months from the date of the change in the election, and (iii) the new distribution date must be at least five years after the original distribution date. Deferred fees will be paid out upon the director's death, disability, or separation from service as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors.

      1995 Deferred Compensation Plan for Directors. In March 1995, the Board of Directors of the Bank adopted a Deferred Compensation Plan for Directors (the "Deferred Plan"), which became effective as of January 1, 1995. Pursuant to the Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. The Bank shall credit to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest will be paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Deferred fees will be paid out upon the death, disability or termination of a director as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors. Contributions to the Deferred Plan were frozen, effective December 31, 2004.

      First Federal Bank Incentive Award Plan. Effective for the 2005 fiscal year, the Board of Directors approved the First Federal Bank Incentive Award Plan. This plan provides cash award opportunities for employees, including officers, based upon their attainment of specified goals and objectives.

Certain Transactions with the Bank

      Under federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans made by First Federal to its officers, directors, and executive officers were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

      As of June 30, 2005, the aggregate principal balance of loans outstanding for all Company executive officers and directors, and family members was $1,078,660.

Employment Agreements

      The continued success of First Federal depends to a significant degree on the skills and competence of its officers. First Federal has entered into employment agreements with certain of its executive officers, including

Barry E. Backhaus, President and Chief Executive Officer and Steven L. Opsal, Executive Vice President. The employment agreements are intended to assist First Federal in maintaining a stable and competent management base by enabling First Federal to offer protections to designated employees in the event of termination without cause in connection with a change in control, as defined in the employment agreements.

      The employment agreement for each executive officer has a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 24 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Backhaus (as defined in the agreement) is $243,048; and for Mr. Opsal - $142,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his or her current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his or her principal place of employment by more than 30 miles (with respect to Mr. Opsal, this restriction applied only through September 1, 2001), (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive or, in the event of death, his or her beneficiary would be entitled to a cash severance payment equal to 299% of the average of the last five years' compensation. Messrs. Backhaus and Opsal would receive an aggregate of $864,862 and $492,900, respectively, pursuant to the respective employment agreement upon a change in control of the Bank or the Company, based upon current level of compensation. The Bank would also continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive would include an "excess parachute payment" as defined by the Internal Revenue Code of 1986, as amended (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

      Under the agreement, the executive's employment may be terminated upon retirement in accordance with any retirement policy established on behalf of the executive and with his or her consent. Upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay Base Salary to named beneficiaries for one year following death, and will also continue medical, dental, and other benefits to his or her family for one year. The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year.

Report of the Compensation and Benefits Committee on Executive Compensation

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The Chief Executive Officer and other executive officers did not receive compensation from the Company in fiscal year 2005. Consequently, the compensation discussed in this Compensation Committee Report relates to that provided by the Bank.

      The Compensation and Benefits Committee annually reviews the performance of executive management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of the stockholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

      The Committee uses a peer comparison employing at least two published compensation surveys in determining the salary, bonuses and benefits of senior management. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize profitability, net income, earnings per share and book value as factors in setting the compensation of the Chief Executive Officer. In fiscal year 2005, a bonus was earned by executive officers based on those and other factors. Other non-quantitative factors considered by the Committee in fiscal 2005 included general management oversight of the Company and the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer.

      After evaluating the foregoing factors, the Committee granted a 4% increase in the base salary of the Chief Executive Officer for calendar year 2005.

      This report has been provided by the Compensation and Benefits Committee.

             David S. Clay                      Arlene T. Curry
             Gary L. Evans, Chairman            David Van Engelenhoven

Stock Performance Graph

      Set forth below is a stock performance graph comparing the yearly cumulative total return on the Company's Common Stock with (a) the yearly cumulative total return on stocks included in the Nasdaq National Market Index, and (b) the yearly cumulative total return on stocks included in the SNL Bank Index. The cumulative total return on the Company's common stock was computed assuming the reinvestment of dividends at the frequency rate with which dividends were paid during the period shown, and reflects the exchange of
1.64696 shares of Company Common Stock for each share of Bank common stock in April 1999. The information presented below is for the period beginning on June 30, 2000 and ending on June 30, 2005.

      There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

                                [GRAPH OMITTED]

---------------------------------------------------------------------------------------------
                                  6/30/00   6/30/01   6/30/02   6/30/03    6/30/04   6/30/05
---------------------------------------------------------------------------------------------
First Federal Bankshares, Inc.     100.00   165.85    180.93     242.18    315.46     290.95
---------------------------------------------------------------------------------------------
Nasdaq National Market             100.00    54.46     36.89     40.90      51.61     51.84
---------------------------------------------------------------------------------------------
SNL Bank Index                     100.00   127.44    121.04     122.90    141.10     145.41
---------------------------------------------------------------------------------------------

Transactions with Certain Related Persons

      All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors of the Company has approved the engagement of McGladrey & Pullen, LLP ("McGladrey") to be the Company's independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey for the Company's fiscal year ending June 30, 2006. A representative of McGladrey is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal years 2005 and 2004 by McGladrey.

      Audit Fees. During the past two fiscal years the fees billed for professional services rendered by McGladrey for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-Q were $220,700 for 2005 and $99,200 for 2004.

      Audit-Related Fees. During fiscal 2005 and 2004, aggregate fees billed for professional services rendered during fiscal 2005 and 2004 by McGladrey that are reasonably related to the performance of the audit, including the audits of the ESOP and the Retirement Plan, were $12,600 and $12,000.

      Tax Fees. During the past two fiscal years, the fees billed for professional services rendered during fiscal 2005 and fiscal 2004 by McGladrey for tax services were $14,300 and $13,600, respectively.

      All Other Fees. There were no aggregate fees billed to the Company by McGladrey that are not described above during the past two fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. Non-audit services may include audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit service fees paid in fiscal 2005 and 2004 were approved per the Audit Committee's pre-approval policies.

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, was compatible with maintaining McGladrey's independence. The Audit Committee concluded that performing such services did not affect McGladrey's independence in performing its function as auditor of the Company.

      In order to ratify the selection of McGladrey & Pullen, LLP as the independent registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST", either in person or by proxy, in favor of such ratification.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 329 Pierce Street, Sioux City, Iowa 51101 no later than May 26, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                 ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE
                                AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      The date on which next year's annual meeting of stockholders is expected to be held is October 26, 2006. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next Annual Meeting must be given to the Company by July 29, 2006. If notice is received after that date, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUZETTE F. HOEVET, SECRETARY, FIRST FEDERAL BANKSHARES, INC., 329 PIERCE STREET, SIOUX CITY, IOWA 51101 OR CALL
(712) 277-0200.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Suzette F. Hoevet

                                              Suzette F. Hoevet
                                              Secretary


Sioux City, Iowa
September 22, 2005

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER

                         First Federal Bankshares, Inc.
                         ------------------------------

I.    Purpose

The Audit Committee is appointed by the Board of Directors of First Federal Bankshares, Inc. (the Company) to assist the Board in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, internal controls, quality and integrity of financial reports, internal and independent audit processes, legal compliance and business ethics. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Company's financial reporting process, systems of internal controls regarding finance, accounting, legal and regulatory compliance, and disclosure controls and procedures.
      o Provide direction to and oversight of the internal audit and regulatory compliance functions.
      o Monitor the independence, qualifications and performance of the Company's independent auditors.
      o Provide an avenue of communication among the Board of Directors, the Audit Committee, Senior Management, internal audit and compliance staff, and the independent external auditors.

The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

II.   MEMBERSHIP

Audit Committee members shall be appointed by the Board based on recommendations, if any, from the Board Nominating Committee and shall meet the applicable requirements set forth by the National Association of Securities Dealers, Inc. ("NASD") through its wholly-owned subsidiary, the Nasdaq Stock Market, Inc.

The Committee shall be comprised of three or more directors, each of whom shall be independent, non-executive directors, free from any financial, family or other material personal relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No person may serve on the Committee who fails to satisfy NASD rules for "independent" audit committee members, as those rules may be amended from time to time.

All members of the Committee shall have a basic understanding of finance and accounting practices and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable accounting or related financial management expertise. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC from time to time. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC.

A chairperson of the Committee (the "Chairperson") will be designated annually by majority vote of the full Committee membership.

The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors. Any Committee member may resign effective upon giving written notice to the Chairman of the Board of Directors, the Corporate Secretary, or the Board of Directors. If the resignation is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

III.  MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Chairperson shall be responsible for determining meeting agendas, attendees and the frequency and length of meetings, subject to the overall authority of the Committee. The Chairperson should consult, as necessary, with other Committee members, the Internal Auditor, the Compliance Officer, independent auditors and/or legal counsel prior to each meeting to finalize the agenda and overview issues to be discussed. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect.

As part of responsibility to foster open communication, the Committee will meet at least annually in separate executive sessions with each of the following to discuss matters that the Committee or any one these groups believe should be discussed privately: Executive Management, the Internal Auditor and Compliance Officer, and the independent auditors.

The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board of Directors. The Secretary need not be a Director.

IV.   AUTHORITY TO CONDUCT INVESTIGATIONS AND RETAIN ADVISORS

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all books, records, facilities and personnel of the Company. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

V.    RESPONSIBILITIES AND DUTIES

The duties and responsibilities of a member of the Audit Committee are in addition to those duties generally pertaining to a member of the Board of Directors and are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

      A.    General Procedures
            ------------------

      1. Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for re-approval. Annual proxy statements will include a statement indicating that the Audit Committee is governed by a charter. In accordance with Securities and Exchange Commission ("SEC") regulations, the Charter will be published as an appendix to the annual proxy statement at least every three years or in the next annual proxy statement after any significant amendment to the Charter.

      2. Report Committee meeting proceedings to the Board, including any issues with respect to the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the internal audit function, along with such recommendations the Committee may deem appropriate.

      3. The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, with such evaluation being reported to the Board of Directors.

      B.    Independent (External) Auditors
            -------------------------------

      1. Appoint, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

      2. Review with the independent accountants the scope of the proposed annual audit of the consolidated financial statements, of management's assessment of the internal controls over financial reporting, and of the effectiveness of the Company's internal control over financial reporting. Consider the coordination of internal and external audit procedures to promote an effective use of resources and ensure a complete but non-redundant audit. The scope should include the requirement that the independent accountants inform the Committee of any significant changes in the independent auditor's original audit plan and that the independent auditor conducts a Statement on Auditing Standards (SAS) No. 71 -Interim Financial Review prior to the Company's filing of each quarterly report to shareholders (Form 10-Q). This review may be delegated to the Committee Chairperson, who shall report the outcome to the full Committee at the next scheduled Committee meeting.

      3. Approve all audit and non-audit services to be provided by the independent auditor to the Company and its subsidiaries (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002) in advance of the provision of those services, as well as the applicable fees and terms, in accordance with the Audit Committee Pre-Approval Policy.

      4. With respect to non-audit services, consider whether the independent auditor's performance of any non-audit services is compatible with the external auditor's independence. This responsibility may be delegated to the Committee Chairperson, who shall report their conclusion to the full Committee at the next scheduled Committee meeting. Approval of non-audit services shall be disclosed in periodic reports filed with the SEC pursuant to Section 13(a) of the Securities Exchange Act of 1934.

      5. In accordance with Independence Standards Board Standard No. 1 (ISBS No. 1), review annually a formal written statement from the independent auditors regarding all significant relationships they have with the Company. The Audit Committee should discuss with the independent auditors any relationships or services that could impair the auditors' independence. As necessary, the Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors.

      6. At least annually, the Committee shall obtain and review a report by the independent auditor describing:

            a.    The independent auditor's internal quality control procedures;
                  and
            b. Any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues, if any.

      7. Review with the independent auditor any problems or difficulties and management's response, review the independent auditor's attestation and report on management's internal control report, and hold timely discussions with the independent auditors regarding the following:

            a.    all critical accounting policies and practices;
            b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

            c. other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and
            d. an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

      8. Any current or former employee of the independent auditor who has participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit shall not be hired by the Company as the Company's CEO, CFO, controller, chief accounting officer or any equivalent position, in accordance with Section 206 of the Sarbanes-Oxley Act of 2002. The Audit Committee will pre-approve the hiring of any current or former employee of the independent auditor who meets the one-year cooling off period requirement.

      C.    Financial Statements/Internal Controls
            --------------------------------------

      1. Review annual financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61
            - Communication with Audit Committees, as it may be modified or supplemented, including, but not limited to, significant judgments, significant estimates, critical accounting policies and unadjusted differences. Approve such financial statements prior to release of the annual earnings.

      2. The Chairperson shall meet quarterly with the independent auditors and management to discuss the quarterly financial statements, including the Company's disclosure in the "Management's Discussion and Analysis" section thereof, and shall report to the Committee at its next scheduled meeting. The Chairperson shall immediately notify the Committee of any significant concerns.

      3. If SAS No. 71 reviews of interim financial statements uncover any significant matters as described in SAS No. 61, discuss such matters with the independent auditors prior to the filing of the Company's Form 10-Q or as soon as practicable thereafter given the circumstances.

      4. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

      5. Review analyses prepared by management (and the independent auditor as noted above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

      6. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

      7. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

      8. Review with management, the independent auditors, and the internal auditors the basis for the annual report filed under Section 36 of the Federal Deposit Insurance Act (including the reports under
            Section 404 of the Sarbanes-Oxley Act) which includes:

            a.    audited financial statements;

            b. reports by management stating management's responsibility for preparing financial statements, maintaining adequate internal controls and procedures, and complying with laws and regulations regarding safety and soundness;
            c. management's assessment of the effectiveness of the Company's internal control over financial reporting; and
            d. the independent auditor's report on the Company's consolidated financial statements, on management's assessment of the internal controls over financial reporting and on the effectiveness of the Company's internal controls over financial reporting.

      9. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      10. Establish a policy requiring that the Audit Committee be informed, on a timely basis, of any communications from the SEC (or other regulatory bodies that have authority over financial reporting or controls) in regard to the Company's filings.

      11.   Establish procedures for:

            a. The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
            b. The confidential, anonymous submission by the Company's employees of concerns regarding accounting, internal control or auditing matters.

            These  procedures  are  set  forth  in the  Company's  Whistleblower
            Protection  Policy  and  any  supporting   internal   handbooks  and
            memorandums.

      12. Based on its review and discussions with management, the internal auditors, and the independent auditor, recommend to the Board of Directors whether the Company's financial statements should be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K) and in the Company's Quarterly Report on Form 10-Q prior to the filing of such report. The report on Form 10-K should state whether the Committee has:

            a. Reviewed and discussed the audited financial statements with management;
            b. Discussed with the independent auditors the matters required to be discussed by SAS No. 61; and
            c. Reviewed certain written disclosures from the external auditors regarding their independence as required by ISBS No. 1, and discussed with the auditors their independence.

            Based on the foregoing, the report should also include a statement whether the Audit Committee recommended to the Board that the audited financial statements be included in the annual report filed with the SEC.

      13. The Chairperson shall review earnings press releases with management and the independent auditors prior to release, including review of "pro forma" or "adjusted" non-GAAP information therein.

      14. Review and discuss with management any written financial information or earnings guidance provided to financial analysts and rating agencies.

      D.    Internal Audit and Regulatory Compliance Functions
            --------------------------------------------------

      1. Review and approve the Internal Audit Charter and the Compliance Risk Management Program annually.

      2. Oversee the appointment, replacement, reassignment, or dismissal of the Internal Auditor and the Compliance Officer.

      3. Review the budget for the internal audit and compliance functions, the adequacy of internal audit and compliance staff qualifications and the number of internal audit and compliance staff annually.

      4. Review the internal audit and compliance functions of the Company including independence and the authority of reporting relationships.

      5. Review and approve the annual internal audit and compliance risk assessments and audit plans and any significant changes to the plans.

      6. Review progress reports on executing the approved internal audit and compliance plans.

      7. Review findings from completed internal and compliance audits together with management's responses and follow-up to these audit reports.

      8. Inquire whether the Internal Auditor or Compliance Officer have encountered any difficulties in the course of their audits, including any restrictions on the scope of their work or access to required information.

      E.    Legal/Compliance Matters and Risk Management
            --------------------------------------------

      1. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

      2. Provide oversight to the Company's ethics program by reviewing the Code of Ethics and the Code of Business Conduct annually and requiring management to report on procedures that provide assurance that these Codes are followed and properly communicated to all employees.

      3.    Review and pre-approve all related party transactions.

      4. Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company's major financial and accounting risk exposures and the steps management has undertaken to control them.

      5. Prepare the Audit Committee Report required by SEC regulations to be included in the Company's annual proxy statement.

                                 REVOCABLE PROXY

                         FIRST FEDERAL BANKSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                October 27, 2005

      The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of First Federal Bankshares, Inc. (the "Company") who are not named as nominees below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders ("Meeting") to be held at the Marina Inn Conference Center, 4th and B Streets, South Sioux City, Nebraska, at 9:00 a.m. (Nebraska time) on October 27, 2005. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                         VOTE
                                                             FOR       WITHHELD
                                                          ---------    --------
1.  The election as  directors of all nominees  listed       [_]         [_]
    below (except as marked to the contrary below) for
    the  respective   terms  specified  in  the  proxy
    statement:

      Arlene T. Curry
      Gary L. Evans
      Allen J. Johnson

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


------------------------------------


------------------------------------


------------------------------------

                                                          FOR   AGAINST  ABSTAIN
                                                         -----  -------  -------
2.  The ratification of the appointment of McGladrey &    [_]     [_]      [_]
    Pullen,  LLP  as  independent   registered  public
    accounting  firm for the fiscal  year  ending June
    30, 2006.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 22, 2005, and audited financial statements.


Dated:                                   [_]Check Box if You Plan to Attend
                                            Annual Meeting



----------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



----------------------------------          ----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------